SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): February 14, 2002
                                                  -----------------

                                     USCORP
                          ----------------------------
            (Exact name of registrant as specified in its charter)


            Nevada                       0-19061               87-0403330
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(State or other jurisdiction           (Commission          (I.R.S. Employer
        of incorporation)              File number)         Identification No.)

  4535 W. SAHARA AVE. SUITE 204 LAS VEGAS NV                      89102
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (702) 933-4034
                                                     --------------

                                     Not applicable
                 ---------------------------------------------
          Former name or former address, if changed since last report

Item 5.  Other Events.
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On February 14,  2002,  the Company  authorized a 1 for 10 reverse  split of its outstanding capital stock for shareholders of record as of the close of business March 5, 2002, effective March 6, 2002. Fractional shares will be rounded up to the next highest share. This action was authorized by majority vote of the issued and outstanding shares of the Company and approved by unanimous vote of the Board of Directors.




                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 5, 2002              USCORP

                              By:  /s/ Larry Dietz
                                  ----------------------
                                   Name:  Larry Dietz
                                   Title:  President